                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 5, 2001

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-25434                                  04-3040660
---------------------------------      -----------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


15 Elizabeth Drive, Chelmsford, Massachusetts                     01824
-----------------------------------------------        -------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5   OTHER EVENTS

         On October 5, 2001, Brooks Automation, Inc. acquired substantially all of the assets of General Precision, Inc. ("GPI" or the "Company"), in exchange for 850,000 shares of our Common Stock, subject to adjustment based upon calculation of the net book value of the assets on the closing date. GPI is a leading supplier of high-end environmental solutions for the semiconductor industry.

         This Current Report on Form 8-K provides unaudited supplemental financial information of GPI as follows:

         (1)      Balance Sheets as of September 30, 2001 and December 31, 2000;

         (2) Statements of Operations for the nine months ended September 30, 2001 and September 30, 2000;

         (3) Statements of Cash Flows for the nine months ended September 30, 2001 and September 30, 2000; and

         (4)      Notes to the Financial Statements.

GENERAL PRECISION, INC.
BALANCE SHEET (UNAUDITED)


                                                                       September 30,      December 31,
                                                                           2001               2000
                                                                           ----               ----
ASSETS

Current assets:
   Cash and cash equivalents                                           $ 5,669,999        $ 6,569,629
    Accounts receivable, net of allowance for doubtful accounts of $193,242 and $260,899 at September 30, 2001 and
       December 31, 2000, respectively                                   1,774,024          3,275,043
   Inventories                                                           3,886,516          2,762,163
   Prepaids and other current assets                                        66,029             34,320
                                                                       -----------        -----------
                Total current assets                                    11,396,568         12,641,155
Property and equipment, net                                              1,655,624          1,622,014
Other assets                                                                 7,800              7,800
                                                                       -----------        -----------
                Total assets                                           $13,059,992        $14,270,969
                                                                       ===========        ===========


LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable and accrued expenses                               $   672,459        $   782,835
   Deferred revenue                                                        767,657            237,471
   Capital lease obligations, current portion                              119,370            148,303
                                                                       -----------        -----------
                Total current liabilities                                1,559,486          1,168,609

Capital lease obligations, net of current portion                           30,421            105,647
                                                                       -----------        -----------
                Total liabilities                                        1,589,907          1,274,256
                                                                       -----------        -----------
Shareholder's equity:
   Common stock; no par value; 1,000,000 shares authorized;
      100,000 shares issued and outstanding                                100,000            100,000
   Retained earnings                                                    11,370,085         12,896,713
                                                                       -----------        -----------
                Total shareholder's equity                              11,470,085         12,996,713
                                                                       -----------        -----------
                Total liabilities and shareholder's equity             $13,059,992        $14,270,969
                                                                       ===========        ===========

GENERAL PRECISION, INC.
STATEMENT OF OPERATIONS (UNAUDITED)


                                                         For the nine-months ended
                                                 September 30, 2001     September 30, 2000
                                                 ------------------     ------------------
Net revenues                                        $10,045,767           $14,840,396
Cost of revenues                                      5,604,916             8,419,138
                                                    -----------           -----------
           Gross profit                               4,440,851             6,421,258
Operating expenses:
    Sales and marketing                                 359,134               395,675
    General and administrative                        3,476,488             1,681,648
                                                    -----------           -----------
           Income from operations                       605,229             4,343,935

Interest income                                         126,250               140,871
Interest expense                                        (13,665)              (22,892)
                                                    -----------           -----------
           Income before provision for taxes            717,814             4,461,914
Provision for taxes                                      20,054                66,928
                                                    -----------           -----------
           Net income                               $   697,760           $ 4,394,986
                                                    ===========           ===========

GENERAL PRECISION, INC.
STATEMENT OF CASH FLOWS (UNAUDITED)


                                                                            For the nine-months ended
                                                                        September 30,          September 30,
                                                                            2001                   2000
                                                                            ----                   ----
Net cash provided by operating activities                               $ 1,704,184           $ 1,984,160
                                                                        -----------           -----------
Cash flows from investing activities:
   Purchase of property and equipment                                      (275,267)              (61,298)
                                                                        -----------           -----------
Cash flows from financing activities:
   Distributions                                                         (2,224,388)             (393,101)
   Payments under capital lease obligations                                (104,159)             (113,853)
                                                                        -----------           -----------
                Net cash used in financing activities                    (2,328,547)             (506,954)
                                                                        -----------           -----------
                Increase (decrease) in cash and cash equivalents           (899,630)            1,415,908
Cash and cash equivalents, beginning of period                            6,569,629             4,614,919
                                                                        -----------           -----------
Cash and cash equivalents, end of period                                $ 5,669,999           $ 6,030,827
                                                                        ===========           ===========

General Precision, Inc.
Notes to the Financial Statements (unaudited)

1.       THE COMPANY AND BASIS OF PRESENTATION

The unaudited financial statements of General Precision, Inc. (the "Company") included herein have been prepared in accordance with generally accepted accounting principles. In the opinion of management, all material adjustments which are of a normal and recurring nature necessary for a fair presentation of the results for the periods presented have been reflected.

The accompanying financial information should be read in conjunction with the financial statements for the year ended December 31, 2000 and notes thereto contained in Brooks Automation, Inc.'s Current Report on Form 8-K/A, filed with the United States Securities and Exchange Commission on December 7, 2001.

General Precision, Inc. designs, develops and manufactures state-of-the-art products which provide contamination control, process isolation, wafer handling and precise temperature/humidity control solutions to support a wide variety of critical processes and manufacturing applications for the semiconductor, disc-drive, pharmaceutical and aerospace industries. The Company was incorporated in California in 1988. All issued and outstanding stock of the Company is held by a family trust (the "Trust") of which the benefactors are the president and the chief financial officer of the Company.

On October 5, 2001, Brooks Automation, Inc. acquired substantially all of the assets of the Company in exchange for 850,000 shares of Brooks Automation's common stock, subject to adjustment.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations". SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The Company does not believe that the adoption of SFAS 141 will have a significant impact on its financial statements.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets", which is effective January 1, 2002. SFAS 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairments of goodwill. SFAS 142 also requires companies to complete a transitional goodwill impairment test six months from the date of adoption. The Company does not believe the adoption of SFAS 142 will have a significant impact on its financial statements.

         The Company has elected to be taxed under the provisions of the Subchapter S for federal and state income tax purposes. In accordance with the federal provisions, corporate earnings flow through and are taxed solely at the shareholder level. Under the provisions of the California franchise tax laws, S Corporation earnings are assessed a 1.5% surtax at the corporate level and flow through to the shareholder to be taxed at the individual level. The provision for taxes in the accompanying Statement of Operations is for California S corporation franchise taxes. There are no material deferred tax assets or liabilities.

2.       CONCENTRATIONS AND RISKS

         At September 30, 2001, three customers collectively represented 88% of total trade accounts receivable. At December 31, 2000, four customers collectively represented 59% of total trade accounts receivable.

         For the nine-month period ended September 30, 2001, 2 customers represented 33% and 32% percent of total revenues, respectively.
         For the nine-month period ended September 30, 2000, 3 customers represented 44%, 24% and 17% percent of total revenues, respectively.

3.       INVENTORIES

         Inventories consist of the following:

                                          September 30,          December 31,
                                             2001                    2000
                                             ----                    ----
          Raw materials                   $1,353,194              $1,166,292
          Work in process                  1,054,430               1,595,871
          Finished goods                   1,478,892                       -
                                          ----------              ----------
                                          $3,886,516              $2,762,163
                                          ==========              ==========

4.       PROPERTY AND EQUIPMENT

         Property and equipment consist of the following:


                                                            September 30,     December 31,
                                                                2001              2000
                                                                ----              ----
          Machinery and equipment                            $  884,533       $  687,739
          Office furniture and equipment                        196,028          193,598
          Computer equipment and software                       212,997          198,689
          Leasehold improvements                              1,168,457        1,168,457
          Autos and trucks                                       21,057          163,256
                                                             ----------       ----------
                                                              2,483,072        2,411,739



          Less, accumulated depreciation and
             amortization, including amounts related to
             equipment under capital leases of $220,990
             and $135,600 at September 30, 2001 and
             December 31, 2000, respectively.                  (827,448)        (789,725)
                                                             ----------       ----------
                               Total                         $1,655,624       $1,622,014
                                                             ==========       ==========


         Property and equipment under capital leases as of September 30, 2001 and December 31, 2000 comprised of $387,536 of machinery and equipment, $86,773 of computer equipment and $23,940 of office furniture and equipment.

5.       ACCOUNTS PAYABLE AND ACCRUED EXPENSES

         Accounts payable and accrued expenses consist of the following:

                                                        September 30,            December 31,
                                                             2001                    2000
                                                             ----                    ----
         Accounts payable                                  $347,558                $141,865
         Professional fees                                        -                 150,000
         Accrued payroll and vacation                       204,919                 132,690
         Property taxes payable                                   -                  67,046
         California S-corporation taxes payable              24,396                  90,319
         401 (K) contribution payable                             -                 150,086
         Other                                               95,586                  50,829
                                                           --------                --------
                                                           $672,459                $782,835
                                                           ========                ========

6.       RELATED PARTY TRANSACTIONS

         The president and the chief financial officer are the benefactors of the Trust, which owns 100% of the outstanding shares of the Company.

         Leases

         The Company leases one facility from the president and the chief financial officer of the Company, under an operating lease agreement, which was due to expire in January 2020. Monthly lease payments under this lease are $33,200. The president and chief financial officer financed a portion of the purchase of this facility through a loan agreement with a bank. The Company acts as guarantor on the loan between the president and the chief financial officer and the bank. As of September 30, 2001, the amount outstanding under the loan between the bank and the president and the chief financial officer was $2,683,042. As a result of the acquisition of the Company, the president and chief financial officer entered into a new five-year lease for the facility with Brooks Automation, Inc.

         At various times the Company has also leased additional space in separate facilities from the president and the chief financial officer. Payments made under lease obligations to the related party for the nine months ended September 30, 2001 and 2000 were $530,400 and $404,100, respectively.

         Related Party Receivable

         As of September 30, 2001 and December 31, 2000, the Company has a related party receivable of $20,203 and $6,709, respectively, for payments made by the Company under a lease agreement entered into on the behalf of a related party company, where the shareholder of the Company is also the owner of the related party. Related party receivable is included in prepaids and other current assets in the accompanying balance sheet.

         Distributions

         In the nine-month periods ended September 30, 2001 and 2000, the Company made distributions to the shareholder of $2,224,388 and $393,101, respectively. In addition, the Company paid in aggregate $1,786,000 and $544,000 to the president and the chief financial officer of the Company for salaries for the nine-month periods ended September 30, 2001 and 2000, respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 7, 2002                    BROOKS AUTOMATION, INC.

                                            By: /s/ Ellen B. Richstone
                                               -----------------------
                                            Ellen B. Richstone
                                            Senior Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer